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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 29, 1997



                               KOGER EQUITY, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Florida                    1-9997                  59-2898045
    ----------------------------------------------------------------------
    (State of incorporation       (Commission            (IRS Employer
     or organization)             File Number)         Identification No.)



    3986 Boulevard Center Drive
     Jacksonville, Florida                                32207
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   (Address of principal executive offices)            (Zip Code)



    Registrant's telephone number: (904) 398-3403
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                                   N/A
   ------------------------------------------------------------------------
   (Former name or former address, if changed since last report)



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Item 5.  Other Events.

         Reference is made to copies of loan documents dated as of December 29, 1997 evidencing a $100 million revolving credit facility provided Koger Equity, Inc. ("Koger") by AmSouth Bank ("AmSouth"), First Union National Bank ("First Union") formerly known as First Union National Bank of Florida, Guaranty Federal Bank F.S.B. ("Guaranty Federal") and Morgan Guaranty Trust Company of New York ("Morgan Guaranty") (collectively, the "Lenders"), which documents are filed as Exhibits 10(k)(1) through 10(k)(5)(d) to this report and to a Koger News Release dated January 12, 1998 concerning the same matter, which is Exhibit 99 to this Report. These exhibits are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

             Exhibit Number     Description of Exhibit
             --------------     ----------------------

                10(k)(1)            The Amended and Restated Revolving
                                    Credit Loan Agreement dated as of
                                    December 29, 1997 between and among
                                    Koger and the Lenders.

                10(k)(2)(a)         The Substitution Revolving Promissory
                                    Note dated December 29, 1997 issued by
                                    Koger to First Union in the principal
                                    amount of up to $35,000,000.

                10(k)(2)(b)         The Substitution Revolving Promissory
                                    Note dated December 29, 1997 issued by
                                    Koger to Morgan Guaranty in the
                                    principal amount of up to $15,000,000.

                10(k)(2)(c)         The Revolving Promissory Note dated
                                    December 29, 1997 issued by Koger to
                                    AmSouth in the principal amount of up to
                                    $25,000,000.

                10(k)(2)(d)         The Revolving Promissory Note dated
                                    December 29, 1997 issued by Koger to
                                    Guaranty Federal in the principal amount
                                    of up to $25,000,000.

                10(k)(3)(a)         The Amended and Restated Deed to Secure
                                    Debt, Assignment of Leases and Rents,
                                    and Security Agreement dated as of
                                    December 29, 1997 relating to that
                                    portion of the Collateral located in
                                    DeKalb County, the State of Georgia
                                    granted by Koger to, and in favour of,
                                    the Lenders.


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
                10(k)(3)(b)         The Assignment of Leases and Rents dated
                                    as of December 29, 1997 relating to that
                                    portion of the Collateral located in the
                                    State of Georgia granted by Koger to,
                                    and in favour of, the Lenders.

                10(k)(3)(c)         The Assignment of Contracts, Licenses
                                    and Permits dated as of December 29,
                                    1997 relating to that portion of the
                                    Collateral located in the State of
                                    Georgia from Koger to, and in favour of,
                                    the Lenders.

                10(k)(3)(d)         The Environmental Indemnification
                                    Agreement dated as of December 29, 1997
                                    relating to that portion of the
                                    Collateral located in the State of
                                    Georgia between and among Koger and the
                                    Lenders.

                10(k)(4)(a)(i)      The Amended and Restated Deed of Trust
                                    and Security Agreement dated as of
                                    December 29, 1997 relating to that
                                    portion of the Collateral located in
                                    Guilford County, the State of North
                                    Carolina granted by Koger to, and in
                                    favour of, the Lenders.

                10(k)(4)(a)(ii)     The Deed of Trust and Security Agreement
                                    dated as of December 29, 1997 relating
                                    to that portion of the Collateral
                                    located in Mecklenburg County, State of
                                    North Carolina granted by Koger to, and
                                    in favour of, the Lenders.

                10(k)(4)(b)         The Assignment of Leases and Rents dated
                                    as of December 29, 1997 relating to that
                                    portion of the Collateral located in the
                                    State of North Carolina from Koger to,
                                    and in favour of, the Lenders.

                10(k)(4)(c)         The Assignment of Contracts, Licenses
                                    and Permits dated as of December 29,
                                    1997 relating to that portion of the
                                    Collateral located in the State of North
                                    Carolina from Koger to, and in favour
                                    of, the Lenders.

                10(k)(4)(d)         The Environmental Indemnification
                                    Agreement dated as of December 29, 1997
                                    relating to that portion of the
                                    Collateral located in the State of North
                                    Carolina between and among Koger and the
                                    Lenders.

                10(k)(5)(a)         The Mortgage, Assignment of Leases and
                                    Rents and Security Agreement, dated as
                                    of December 29, 1997,

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
                                    relating to that portion of the
                                    Collateral located in the State of South
                                    Carolina granted by Koger to, and in
                                    favour of, the Lenders.

                10(k)(5)(b)*        The Assignment of Leases and Rents dated
                                    as of December 29, 1997, relating to
                                    that portion of the Collateral located
                                    in the State of South Carolina from
                                    Koger to, and in favour of, the Lenders.

                10(k)(5)(c)         The Assignment of Contracts, Licenses
                                    and Permits dated as of December 29,
                                    1997 relating to that portion of the
                                    Collateral located in the State of South
                                    Carolina among and between Koger and the
                                    Lenders.

                10(k)(5)(d)         The Environmental Indemnity Agreement
                                    dated as of December 29, 1997 relating
                                    to that portion of the Collateral
                                    located in the State of South Carolina
                                    among and between Koger and the Lenders.

                99                  Koger Equity, Inc. News Release dated
                                    January 12, 1998.

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* To be filed by amendment.






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                                    SIGNATURE

         Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          KOGER EQUITY, INC.



Date:  January 22 , 1998                  By:    /s/ James L. Stephens
              ----                              ------------------------
                                                James L. Stephens
                                                Title:  Vice President





















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                                  EXHIBIT INDEX

         The following designated exhibits are filed herewith:

Exhibit
-------

10(k)(1) The Amended and Restated Revolving Credit Loan Agreement dated as of December 29, 1997 between and among Koger and the Lenders.

10(k)(2)(a)         The Substitution Revolving Promissory Note dated December
                    29, 1997 issued by Koger to First Union in the principal
                    amount of up to $35,000,000.

10(k)(2)(b)         The Substitution Revolving Promissory Note dated December
                    29, 1997 issued by Koger to Morgan Guaranty in the principal amount of up to $15,000,000.

10(k)(2)(c)         The Revolving Promissory Note dated December 29, 1997 issued by Koger to AmSouth in the principal amount of up to
                    $25,000,000.

10(k)(2)(d)         The Revolving Promissory Note dated December 29, 1997 issued by Koger to Guaranty Federal in the principal amount of up to $25,000,000.

10(k)(3)(a)         The Amended and Restated Deed to Secure Debt, Assignment of
                    Leases and Rents, and Security Agreement dated as of
                    December 29, 1997 relating to that portion of the Collateral located in DeKalb County, the State of Georgia granted by
                    Koger to, and in favour of, the Lenders.

10(k)(3)(b)         The Assignment of Leases and Rents dated as of December 29,
                    1997 relating to that portion of the Collateral located in the State of Georgia granted by Koger to, and in favour of, the Lenders.

10(k)(3)(c)         The Assignment of Contracts, Licenses and Permits dated as of December 29, 1997 relating to that portion of the
                    Collateral located in the State of Georgia from Koger to,
                    and in favour of, the Lenders.

10(k)(3)(d)         The Environmental Indemnification Agreement dated as of
                    December 29, 1997 relating to that portion of the Collateral located in the State of Georgia between and among Koger and the Lenders.

10(k)(4)(a)(i)      The Amended and Restated Deed of Trust and Security
                    Agreement dated as of December 29, 1997 relating to that
                    portion of the Collateral located in Guilford County, the
                    State of North Carolina granted by Koger to, and in favour of, the Lenders.


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
10(k)(4)(a)(ii)     The Deed of Trust and Security Agreement dated as of
                    December 29, 1997 relating to that portion of the Collateral located in Mecklenburg County, State of North Carolina
                    granted by Koger to, and in favour of, the Lenders.

10(k)(4)(b)         The Assignment of Leases and Rents dated as of December 29,
                    1997 relating to that portion of the Collateral located in the State of North Carolina from Koger to, and in favour of, the Lenders.

10(k)(4)(c)         The Assignment of Contracts, Licenses and Permits dated as of December 29, 1997 relating to that portion of the
                    Collateral located in the State of North Carolina from Koger to, and in favour of, the Lenders.

10(k)(4)(d)         The Environmental Indemnification Agreement dated as of
                    December 29, 1997 relating to that portion of the Collateral located in the State of North Carolina between and among
                    Koger and the Lenders.

10(k)(5)(a)         The Mortgage, Assignment of Leases and Rents and Security
                    Agreement, dated as of December 29, 1997, relating to that portion of the Collateral located in the State of South
                    Carolina granted by Koger to, and in favour of, the Lenders.

10(k)(5)(b)*        The Assignment of Leases and Rents dated as of December 29,
                    1997, relating to that portion of the Collateral located in the State of South Carolina from Koger to, and in favour of, the Lenders.

10(k)(5)(c)         The Assignment of Contracts, Licenses and Permits dated as of December 29, 1997 relating to that portion of the
                    Collateral located in the State of South Carolina among and between Koger and the Lenders.

10(k)(5)(d)         The Environmental Indemnity Agreement dated as of December
                    29, 1997 relating to that portion of the Collateral located in the State of South Carolina among and between Koger and the Lenders.

99                  Koger Equity, Inc. News Release dated January 12, 1998.

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* To be filed by amendment.







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